Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets and Goodwill
8.	Intangible Assets and Goodwill

As at December 31, 2015 and 2014, intangible assets consisted of time-charter contracts with a weighted-average amortization period of 17.1 years. The carrying amount of intangible assets for the Partnership’s reportable segments is as follows:

	December 31, 2015			December 31, 2014
	Liquefied Gas Segment $	Conventional Tanker Segment $	Total $	Liquefied Gas Segment $	Conventional Tanker Segment $	Total $
Gross carrying amount	179,813	6,797	186,610	179,813	6,797	186,610
Accumulated amortization	(101,023)	(6,797)	(107,820)	(92,167)	(6,797)	(98,964)

Net carrying amount	78,790	—	78,790	87,646	—	87,646

Amortization expense associated with intangible assets was $8.9 million, $9.2 million and $13.1 million for the years ended December 31, 2015, 2014 and 2013, respectively. Amortization expense associated with intangible assets is expected to be approximately $8.9 million per year in each of the next five years. In addition, as a result of the sales of the Algeciras Spirit and Huelva Spirit in 2014, the Partnership’s intangible assets relating to these two conventional tankers were fully amortized in 2014.

The carrying amount of goodwill as at each of December 31, 2015 and 2014 for the Partnership’s liquefied gas segment was $35.6 million. In 2015 and 2014, the Partnership conducted its annual goodwill impairment review of its liquefied gas segment and concluded that no impairment had occurred.